Exhibit 99.1

NEWS RELEASE CONTACT: Kim Duncan Vice President, Investor Relations The Cooper Companies, Inc. ir@cooperco.com	6140 Stoneridge Mall Road Suite 590 Pleasanton, CA 94588 925-460-3663 www.coopercos.com

THE COOPER COMPANIES PROVIDES UPDATE ON

MANUFACTURING FACILITIES IN PUERTO RICO

PLEASANTON, Calif., October 10, 2017 – The Cooper Companies, Inc. (NYSE: COO) today announced that following a comprehensive onsite assessment of its CooperVision manufacturing facility in Juana Diaz, Puerto Rico, following the impact of Hurricane Maria, the facility sustained relatively minor damage. Manufacturing operations have been restored to approximately 90% and are expected to continue ramping up over the coming weeks with the support of the local power grid and generators. Packaging and labeling operations have also been restored and product is being shipped out of Puerto Rico.

While CooperVision works to restore full operational capacity, it continues to support its employees, their families, and suppliers affected by Hurricane Maria. CooperVision employs approximately 1,500 people in Puerto Rico and their safety and well-being remains our priority. Unfortunately some of our employees suffered significant losses to their homes and property, yet despite their personal struggles the majority of employees have returned to work. We are humbled by the resiliency of our Puerto Rico colleagues and their commitment to restore our operations. In light of these events, Cooper has formed the Puerto Rico Relief Fund to directly support employees who have suffered catastrophic losses along with supporting the most critical emergency needs in the surrounding communities.

Cooper plans to provide financial information with regard to the impact of Hurricane Maria when it reports fourth quarter and full year 2017 earnings on December 7, 2017.

About The Cooper Companies

The Cooper Companies, Inc. (“Cooper”) is a global medical device company publicly traded on the NYSE (NYSE:COO). Cooper is dedicated to being A Quality of Life Company™ with a focus on delivering shareholder value. Cooper operates through two business units, CooperVision and CooperSurgical. CooperVision brings a refreshing perspective on vision care with a commitment to developing a wide range of high-quality products for contact lens wearers and providing focused practitioner support.

CooperSurgical is committed to advancing the health of families with its diversified portfolio of products and services focusing on women’s health, fertility and diagnostics. Headquartered in Pleasanton, CA, Cooper has more than 10,000 employees with products sold in over 100 countries. For more information, please visit www.coopercos.com.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Statements relating to guidance, plans, prospects, goals, strategies, future actions, events or performance and other statements which are other than statements of historical fact, including our 2017 Guidance and all statements regarding acquisitions including the acquired companies’ financial position, market position, product development and business strategy, expected cost synergies, expected timing and benefits of the transaction, difficulties in integrating entities or operations, as well as estimates of our and the acquired entities’ future expenses, sales and diluted earnings per share are forward looking. In addition, all statements regarding anticipated growth in our revenue, anticipated effects of any product recalls, anticipated market conditions, planned product launches and expected results of operations and integration of any acquisition are forward-looking. To identify these statements look for words like “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” and similar words or phrases. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.

Among the factors that could cause our actual results and future actions to differ materially from those described in forward-looking statements are: adverse changes in the global or regional general business, political and economic conditions, including the impact of continuing uncertainty and instability of certain countries that could adversely affect our global markets, and the potential adverse economic impact and related uncertainty caused by these items, including but not limited to, the United Kingdom’s election to withdraw from the European Union; foreign currency exchange rate and interest rate fluctuations including the risk of fluctuations in the value of foreign currencies or interest rates that would decrease our revenues and/or earnings; our indebtedness and associated interest expense could adversely affect our financial health, prevent us from fulfilling our debt obligations or limit our ability to borrow additional funds; changes in tax laws or their interpretation and changes in statutory tax rates, including but not limited to, United States and other countries with proposed changes to tax laws, some of which may affect our taxation of earnings recognized in foreign jurisdictions and/or negatively impact our effective tax rate; acquisition-related adverse effects including the failure to successfully obtain the anticipated revenues, margins and earnings benefits of acquisitions, integration delays or costs and the requirement to record significant adjustments to the preliminary fair value of assets acquired and liabilities assumed within the measurement period, required regulatory approvals for an acquisition not being obtained or being delayed or subject to conditions that are not anticipated, adverse impacts of changes to accounting controls and reporting procedures, contingent liabilities or indemnification obligations, increased leverage and lack of access to available financing (including financing for the acquisition or refinancing of debt owed by us on a timely basis and on reasonable terms); a major disruption in the operations of our manufacturing, research and development or distribution facilities, due to technological problems, including any related to integration of acquisitions, natural disasters, system upgrades or other causes; a major disruption in the operations of our manufacturing, accounting and financial reporting, research and development or distribution facilities due to technological problems, including any related to our information systems maintenance, enhancements or new system deployments, integrations or upgrades; disruptions in supplies of raw materials, including but not limited to, components used to manufacture our silicone hydrogel lenses; new U.S. and foreign government laws and regulations, and changes in existing laws, regulations and enforcement guidance, which affect areas of our operations including, but not limited to, those affecting the health care industry including the contact lens industry and the medical device industry; compliance costs and potential liability in connection with U.S. and foreign laws and health care regulations pertaining to privacy and security of third party information, including but not limited to product recalls, warning letters, and data security breaches; legal costs, insurance expenses, settlement costs and the risk of an adverse decision, prohibitive injunction or settlement related to product liability, patent infringement or other litigation; limitations on sales following product introductions due to poor market acceptance; new competitors, product innovations or technologies, including but not limited to, technological advances by competitors, new products and patents attained by competitors, and competitors’ expansion through acquisitions; reduced sales, loss of customers and costs/expenses related to recalls; failure to receive, or delays in receiving, U.S. or foreign regulatory approvals for products; failure of our customers and end users to obtain adequate coverage and reimbursement from third party payors for our products and services; the requirement to provide for a significant liability or to write off, or accelerate depreciation on, a significant asset, including goodwill, and idle manufacturing facilities and equipment; the success of our research and development activities and other start-up projects; dilution to earnings per share from acquisitions or issuing stock; changes in accounting principles or estimates; environmental risks; and other events described in our Securities and Exchange Commission filings, including the “Business” and “Risk Factors” sections in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016, as such Risk Factors may be updated in quarterly filings.

We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent to update them except as required by law.

COO-G

Source: The Cooper Companies, Inc.

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